UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

New Era Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources stocks declined in the first half of 2017, due largely to renewed weakness in the global commodities complex. The segment experienced strong gains in 2016 as global economic indicators showed synchronized improvement and a production cut by the Organization of the Petroleum Exporting Countries (OPEC) placed a temporary floor beneath sentiment. Commodities resumed their long-term slide early in 2017 as modest economic growth expectations are unlikely to boost demand enough to overcome global oversupply for many commodities. Additionally, a rapid increase in production by North American shale producers in response to higher oil prices predictably resulted in a return of downward pressure on prices.

As shown in the Performance Comparison table, your fund returned -2.38% for the six months ended June 30, 2017. (Returns for the I Class shares differ slightly due to their different fee structure.) The fund trailed the broad market S&P 500 Index but outperformed the MSCI World Select Natural Resources Index and its Lipper peer group average of similarly managed funds. Please note: On April 1, 2017, the MSCI index replaced the S&P 500 Index as the fund’s official passive benchmark, because we believe the MSCI index is a better reflection of the fund’s investment strategy. We will continue to use the Lipper benchmark for our discussion of relative performance.

Our decisions to overweight and underweight various industries helped the fund’s relative performance. A large overweight to specialty chemicals versus the Lipper benchmark offered the biggest boost, followed by an underweight to hard-hit U.S. oil and gas exploration and production (E&P) companies. Stock selection also benefited the fund’s relative results, due largely to our preference for healthy balance sheets and low cost positions. Our holdings in the U.S. E&P and major integrated oil and gas industries were particularly helpful. This was partially offset by negative selection in specialty chemicals, paper and forest products, and agriculture.

MARKET ENVIRONMENT

U.S. stocks recorded solid gains in the first six months of 2017, extending a rally that started in the wake of Donald Trump’s election victory in November 2016 amid hopes for lower taxes and higher infrastructure spending—although there has been little substantive progress on these initiatives. Strong first-quarter corporate earnings and moves by the Trump administration to reduce the regulatory burden in certain industries were also supportive. The market was relatively unfazed by lackluster first-quarter economic growth and a pair of interest rate hikes by the Federal Reserve (Fed). Investors also shook off concerns about political controversies swirling around the White House, failed attempts by congressional Republicans to repeal the Affordable Care Act, and heightened geopolitical tensions surrounding the Korean Peninsula. The large-cap S&P 500 Index advanced more than 9% for the six-month reporting period. Large-cap U.S. stocks generally outpaced mid-caps and small-caps, while growth outperformed value across all market capitalizations.

International developed markets stocks outperformed U.S. shares, with a weaker U.S. dollar versus major non-U.S. currencies boosting returns for U.S. investors. European stocks gained 16% in dollar terms. The region’s economy grew 0.6% in the first quarter (1.9% year-over-year), the strongest pace of growth in nearly two years. The European Central Bank removed its bias toward easy policy in June, but monetary policy remains broadly accommodative. Centrist election victories allayed fears about rising populism and added to the positive market sentiment. UK shares trailed with a 10% gain as Prime Minister Theresa May’s government prepared to start formal Brexit negotiations with the European Union. Japanese shares gained 10%. The nation’s economy expanded 0.3% in the first quarter of 2017 (1.0% annualized) and marked a fifth consecutive quarter of growth. Improving global growth and a weaker yen versus last year contributed to stronger exports, while increased spending by consumers, businesses, and government also offered support.

Emerging markets equities outperformed developed markets stocks, advancing 19% as currencies gained against the dollar and the global economy improved. Many emerging Asian markets produced excellent returns, especially South Korea, China, Taiwan, and India. Latin American markets were broadly positive, with Mexican shares advancing more than 24%.

As measured by Lipper, natural resources stocks fell roughly 7% as commodities prices fell against the backdrop of an unfavorable global supply/demand dynamic. Gas utilities and packaging and specialty chemical producers—areas of the market where low commodities prices translate into low input costs—posted strong double-digit gains. Agriculture, precious metals, and oil and gas refiners were modestly positive. Industrial metals stocks saw moderate losses, while integrated oil and gas companies and oil E&P stocks fell sharply.

PORTFOLIO REVIEW AND POSITIONING

Overall, we have a structurally defensive posture with a focus on long-term growth, high quality through healthy balance sheets, and low costs within the commodity arena. Although our opportunity set has narrowed as falling commodities prices pressure balance sheets, we are still finding pockets of opportunity in certain areas of the market:

●	Major integrated oil producers with strong financial and operating leverage;

●	Refiners poised for healthy margins as crude oil supplies accelerate and refining activity declines during autumn’s facilities maintenance cycle;

●	Commodities-related companies, including specialty chemical and packaging, that could benefit from low input costs and high end-market demand;

●	Regulated utilities generating sustainable growth in a low-rate environment, with an emphasis on natural gas;

●	Companies with limited financial leverage and no hidden counterparty risk, given the potential for increased bankruptcies in the commodities complex; and

●	Energy E&P companies able to reduce costs and maintain growth, with select North American shale producers among the prime examples.

Our specialty chemical holdings performed well in absolute terms during the semiannual reporting period. Stock selection weighed modestly on relative performance, but a large overweight position versus the benchmark helped results as lower oil and gas prices tend to benefit companies further downstream. Croda International (UK) was among our top contributors. Croda sells a range of chemicals derived from natural and organic ingredients to the consumer care and industrial products industries. We were encouraged to see good organic growth in the company’s personal care business, as well as a cyclical recovery in its performance technologies division. Over time, Croda’s management has focused on increasing returns through innovative and patented chemicals, providing good growth exposure in relatively defensive market segments. Industrial gas company Linde (Germany) was another strong performer. The company announced solid first-quarter results that slightly beat expectations and confirmed guidance for the year. Shares increased further after news that Linde and Praxair (U.S.) reached a formal agreement to merge. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s industrial machinery holdings also saw good gains in the first half of 2017. Positive stock selection and an overweight position versus the benchmark aided relative results. In a low-growth world, we value companies that are able to grind out steady growth and those that have unique self-help stories in progress. Industrial engineering group Sandvik (Sweden) advanced as the company continued to distance itself from the growth-challenged metals and mining sector, allowing it to focus on more profitable business lines. Pump, valve, and controls manufacturer Pentair (U.S.) generated solid gains after the company announced solid first-quarter earnings. Markets were further encouraged in May when the company announced an upcoming management change and a split into separate, more-focused water and electrical businesses.

Our holdings in the fertilizer and agricultural chemicals industry declined modestly overall in absolute terms, while stock selection and an underweight position detracted from relative results. A position in a nitrogen fertilizer manufacturer CF Industries (U.S.) fell as the company suffered from a continued decline in urea prices. We remain optimistic about the company’s longer-term prospects, however. CF is a low-cost producer that generates strong free cash flow. We believe we are at a trough in urea fundamentals (urea is a widely used nitrogen-based fertilizer) and remain confident in the long-term outlook for the segment. Our lack of exposure to the lithium ion theme hurt relative performance as names within this niche segment of the fertilizer and agricultural chemicals industry rose on investor optimism around the future potential of the electric car industry.

Our U.S.-based oil and gas E&P companies weighed heavily on absolute returns as oil prices resumed their slide during the period. Stock selection and an underweight position helped relative results, however. We are confident that the industry will remain challenged in light of technological advances in U.S. shale that have dramatically lowered the cost curve and boosted production, contributing to global oversupply in spite of renewed commitment to production cuts from OPEC countries. We prefer to avoid high beta names within the industry; instead, we favor producers with solid balance sheets, strong management teams, and an ability to generate solid relative returns on capital in a lower oil price environment. We believe such companies will be long-term winners over the course of the commodity bear market. Pioneer Natural Resources, EOG Resources, and Continental Resources were among the fund’s largest detractors. Although Concho Resources declined during the period, it outperformed the broader industry. In an environment of falling oil and gas prices, we believe the company, which focuses its operations in the Permian region, will continue to benefit from a low-cost drilling inventory and that it will deliver industry-leading production growth.

OUTLOOK

We believe that we are in the initial years of a long-term secular downcycle in commodities, although markets are likely to be disrupted by periodic bouts of cyclical volatility. In fact, cyclical and secular performance are likely to be synchronized over the next few quarters. The broader market is beginning to recognize the profoundly disruptive impact that North American shale production volumes are having on global oil supply and prices. Oil prices rose in the closing months of 2016 and in early 2017 after OPEC announced it was limiting production. North American shale producers increased production in response to higher prices, which eventually contributed to renewed downward pressure on prices. This is consistent with our long-term view of a low-price environment for oil disrupted by brief periods of outperformance.

We are often asked: How low can oil prices go? We believe the rapid productivity gains seen in recent years—gains that we have described in greater detail in previous letters—will provide some surprising answers in the years ahead. This is particularly so if already high inventories and a cyclical upswing in supply happen to coincide with a downturn in the economic cycle or a recession. While some market participants expect a return to higher oil prices, we believe average per-barrel prices will settle in the $40s over the long term, especially having recently witnessed the rapid production response of the U.S. shale industry at relatively benign prices. We note, however, that this ultimately depends on the degree to which technological innovation continues to improve productivity and drive down costs.

Since November 2014, we have seen elevated volatility in the markets for commodities and high yield debt with prices trading in a wide cyclical range. Against this backdrop, we remain committed to bottom-up stock selection and our philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with healthy balance sheets and skilled management. Despite the potential for periodic bouts of short-term volatility, we will continue to make tactical portfolio adjustments as appropriate in the context of a secular downcycle in commodities. We believe the market will reward our disciplined and consistent investment approach over the long term.

Respectfully submitted,

Shawn Driscoll
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 21, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI World Select Natural Resources Index: An unmanaged index that measures the performance of U.S. and international stocks engaged in the extraction and production of natural resources.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 33.66	$ 27.27	$ 34.45	$ 44.42	$ 41.91	$ 42.05
Investment activities						
Net investment income[(1)]	0.31	0.44	0.42	0.41	0.39	0.51
Net realized and unrealized gain / loss	(1.11)	6.38	(6.87)	(4.32)	6.03	1.16
Total from investment activities	(0.80)	6.82	(6.45)	(3.91)	6.42	1.67
Distributions						
Net investment income	–	(0.43)	(0.42)	(0.42)	(0.25)	(0.53)
Net realized gain	–	–	(0.31)	(5.64)	(3.66)	(1.28)
Total distributions	–	(0.43)	(0.73)	(6.06)	(3.91)	(1.81)
NET ASSET VALUE						
End of period	**$ 32.86**	**$ 33.66**	**$ 27.27**	**$ 34.45**	**$ 44.42**	**$ 41.91**

Ratios/Supplemental Data

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Total return[(2)]	**(2.38)%**	**25.01%**	**(18.76)%**	**(7.83)%**	**15.72%**	**4.01%**
Ratio of total expenses to average net assets	0.69%[(3)]	0.67%	0.67%	0.65%	0.66%	0.67%
Ratio of net investment income to average net assets	1.89%[(3)]	1.42%	1.28%	0.90%	0.87%	1.19%
Portfolio turnover rate	28.4%	65.6%	76.7%	61.9%	54.6%	37.5%
Net assets, end of period (in millions)	$ 2,448	$ 2,842	$ 2,733	$ 3,611	$ 4,338	$ 4,440

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.8%		
AGRICULTURE 4.4%		
Fertilizers & Agricultural Chemicals 3.6%		
Agrium	382,900	34,649
CF Industries	1,512,783	42,297
Incitec Pivot (AUD)	5,554,681	14,570
OCI (EUR) (1)	373,963	8,234
Yara International (NOK)	631,188	23,734
		123,484
Packaged Foods & Meats 0.8%		
Pilgrim's Pride (1)	455,400	9,982
Sanderson Farms	157,300	18,192
		28,174
Total Agriculture		151,658
CHEMICALS 16.3%		
Commodity Chemicals 1.1%		
Orion Engineered Carbons	394,233	7,865
Valvoline	1,161,401	27,548
		35,413
Diversified Chemicals 3.7%		
Akzo Nobel (EUR)	486,368	42,299
EI du Pont de Nemours	614,700	49,612
PPG Industries	331,100	36,408
		128,319
Industrial Gases 4.4%		
Air Products & Chemicals	686,663	98,234
Linde (EUR)	154,609	29,430
Praxair	185,200	24,548
		152,212

Specialty Chemicals 7.1%		
Air Liquide (EUR)	116,081	14,347
Axalta Coating Systems (1)	300,000	9,612
Corbion (EUR)	578,376	18,498
Croda International (GBP)	646,606	32,746
PolyOne	275,522	10,674
RPM	1,284,000	70,042
Sherwin-Williams	104,450	36,658
Symrise (EUR)	257,422	18,264
Umicore (EUR)	190,663	13,263
Victrex (GBP)	844,004	20,619
		244,723
Total Chemicals		560,667
ENERGY INDUSTRIALS 12.2%		
Construction & Engineering 1.2%		
Gamesa (EUR)	420,231	8,991
Granite Construction	427,700	20,632
Vestas Wind Systems (DKK)	109,784	10,141
		39,764
Construction & Farm Machinery & Heavy Trucks 0.6%		
AGCO	314,400	21,187
		21,187
Construction Materials 3.0%		
Buzzi Unicem (EUR)	466,893	11,642
Martin Marietta Materials	93,610	20,836
Vulcan Materials	565,300	71,612
		104,090
Electrical Components & Equipment 0.7%		
Legrand (EUR)	336,175	23,492
		23,492

Industrial Conglomerates 0.5%		
Carlisle Companies	168,600	16,085
		16,085
Industrial Machinery 4.4%		
Andritz (EUR)	262,757	15,853
Flowserve	779,700	36,201
Krones (EUR)	160,718	18,631
Mueller Water Products	1,206,800	14,095
Pentair	523,800	34,854
Sandvik (SEK)	1,153,479	18,161
Valmont Industries	83,500	12,491
		150,286
Metal & Glass Containers 1.8%		
Ball	1,079,000	45,545
Vidrala (EUR)	247,022	17,545
		63,090
Total Energy Industrials		417,994
ENERGY SERVICES & PROCESSORS 12.2%		
Oil & Gas Equipment & Services 6.4%		
Aker Solutions (NOK) (1)	2,814,725	12,735
Baker Hughes	1,260,000	68,682
Dril-Quip (1)	216,100	10,546
Frank's International	934,000	7,743
Halliburton	456,000	19,476
Oceaneering International	592,700	13,537
SBM Offshore (EUR)	936,271	14,998
Schlumberger	414,550	27,294
Tenaris (EUR)	1,742,110	27,201
US Silica Holdings	461,000	16,361
		218,573

Oil & Gas Refining & Marketing 2.9%		
Marathon Petroleum	1,328,369	69,514
Murphy USA (1)	319,100	23,648
Tesoro Petroleum	74,290	6,953
		100,115
Oil & Gas Storage & Transportation 2.9%		
Enbridge	536,460	21,356
Koninklijke Vopak (EUR)	796,042	36,888
TransCanada	688,100	32,802
Venture Global LNG, Series C, Acquisition Date: 5/25/17 Cost $8,699 (1)(2)(3)	2,438	8,699
		99,745
Total Energy Services & Processors		418,433
EXPLORATION & PRODUCTION 18.2%		
Non-U.S. Oil & Gas Exploration & Production 6.1%		
Advantage Oil & Gas (CAD) (1)	2,474,443	16,734
ARC Resources (CAD)	2,241,091	29,310
Cairn Energy (GBP) (1)	6,123,541	13,749
Canadian Natural Resources	619,800	17,875
Encana	2,731,800	24,040
Kelt Exploration (CAD) (1)	2,983,100	14,446
Kosmos Energy (1)	3,734,860	23,941
Lundin Petroleum (SEK) (1)	798,236	15,385
Seven Generations Energy, Class A (CAD) (1)	1,820,553	31,180
Woodside Petroleum (AUD)	1,000,625	22,953
		209,613
U.S. Mixed Exploration & Production 0.1%		
Comstock Resources (1)	561,307	3,968
		3,968

U.S. Oil Exploration & Production 12.0%		
Centennial Resource Development Acquisition Date: 12/28/16 - 6/8/17, Cost $1,031 (1)(2)	71,137	1,069
Centennial Resource Development, Class A (1)	1,743,983	27,590
Cimarex Energy	172,540	16,220
Concho Resources (1)	607,000	73,769
Continental Resources (1)	814,300	26,326
Diamondback Energy (1)	275,600	24,476
EOG Resources	974,072	88,173
Jagged Peak Energy (1)	1,213,600	16,202
Matador Resources (1)	730,653	15,614
Parsley Energy, Class A (1)	891,840	24,749
Pioneer Natural Resources	441,550	70,462
RSP Permian (1)	640,000	20,653
TPG Pace Energy Holdings, Equity Units (1)	854,200	8,918
		414,221
Total Exploration & Production		627,802
INTEGRATEDS 13.9%		
Integrated Oil & Gas 13.9%		
Chevron	236,800	24,705
ExxonMobil	1,254,159	101,248
Galp Energia (EUR)	2,381,884	36,095
Hess	404,100	17,728
Occidental Petroleum	1,544,374	92,462
Royal Dutch Shell, B Shares (GBP)	1,131,146	30,367
Suncor Energy	768,100	22,429
Total (EUR)	3,107,769	154,291
Total Integrateds		479,325
METALS & MINING 7.4%		
Diversified Metals & Mining 4.4%		
Antofagasta (GBP)	1,480,236	15,443

Arconic	928,400	21,028
Boliden (SEK)	1,357,771	37,115
First Quantum Minerals (CAD)	1,127,200	9,535
Independence (AUD)	8,041,467	19,451
Lundin Mining (CAD)	2,877,243	16,352
Southern Copper	908,500	31,462
		150,386
Precious Metals & Minerals 3.0%		
Centamin (GBP)	4,602,635	9,297
Evolution Mining (AUD)	6,121,583	11,362
Franco-Nevada (CAD)	186,350	13,446
Fresnillo (GBP)	867,482	16,816
New Gold (1)	3,705,200	11,782
Osisko Gold Royalties (CAD)	891,200	10,893
Randgold Resources (GBP)	331,544	29,420
		103,016
Total Metals & Mining		253,402
OTHER 1.8%		
Paper & Forest Products 1.3%		
Bemis	444,300	20,549
International Paper	127,978	7,245
Orora (AUD)	8,003,800	17,589
Weyerhaeuser, REIT	495,303	16,593
Total Other		61,976
UTILITIES 7.3%		
Electric Utilities 2.3%		
Edison International	442,100	34,568
Eversource Energy	172,700	10,485
Red Electrica (EUR)	1,362,748	28,509

Westar Energy	132,300	7,014
		80,576
Gas Utilities 2.2%		
Atmos Energy	765,734	63,518
Italgas (EUR)	2,194,295	11,066
		74,584
Independent Power Producers & Energy Traders 0.2%		
NRG Energy	437,200	7,529
		7,529
Multi-Utilities 2.6%		
CMS Energy	390,500	18,061
National Grid (GBP)	2,286,077	28,325
NiSource	760,700	19,291
PG&E	359,300	23,847
		89,524
Water Utilities 0.0%		
Western Water, Acquisition Date: 2/17/06, Cost $297 (1)(2)(3)	2,259	—
Western Water, Warrants, 9/1/17 Acquisition Date: 10/16/09 - 8/24/11, Cost $0 (1)(2)(3)	12,766	—
		—
Total Utilities		252,213
Total Miscellaneous Common Stocks 3.1% (4)		107,880
Total Common Stocks (Cost $2,853,702)		3,331,350
PREFERRED STOCKS 0.5%		
Total Miscellaneous Preferred Stocks 0.5% (4)		16,399
Total Preferred Stocks (Cost $16,807)		16,399

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,948,142)	$ 3,426,517
Receivable for shares sold	8,791
Foreign currency (cost $6,667)	6,755
Dividends and interest receivable	5,918
Receivable for investment securities sold	4,101
Other assets	8,987
Total assets	3,461,069
Liabilities	
Payable for investment securities purchased	7,357
Payable for shares redeemed	2,396
Investment management fees payable	1,525
Due to affiliates	196
Payable to directors	4
Other liabilities	7,652
Total liabilities	19,130
NET ASSETS	$ 3,441,939
Net Assets Consist of:	
Undistributed net investment income	$ 34,838
Accumulated undistributed net realized loss	(290,161)
Net unrealized gain	478,497
Paid-in capital applicable to 104,732,008 shares of $1.00 par value capital stock outstanding; 300,000,000 shares authorized	3,218,765
NET ASSETS	$ 3,441,939
NET ASSET VALUE PER SHARE	
Investor Class	
($2,448,075,651 / 74,501,904 shares outstanding)	$ 32.86
I Class	
($993,863,824 / 30,230,104 shares outstanding)	$ 32.88

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $2,624)		$ 45,256
Interest		168
Securities lending		12
Other		7
Total income		45,443
Expenses		
Investment management		9,444
Shareholder servicing		
Investor Class	$ 1,641	
I Class	5	1,646
Prospectus and shareholder reports		
Investor Class	59	
I Class	3	62
Custody and accounting		194
Registration		73
Legal and audit		15
Directors		6
Miscellaneous		24
Total expenses		11,464
Net investment income		33,979
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		84,056
Foreign currency transactions		191
Net realized gain		84,247
Change in net unrealized gain / loss		
Securities		(201,922)
Other assets and liabilities denominated in foreign currencies		92
Change in net unrealized gain / loss		(201,830)
Net realized and unrealized gain / loss		(117,583)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (83,604)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth primarily through the common stock of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies. The fund has two classes of shares: the New Era Fund (Investor Class) and the New Era Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $68,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors [or Trustees] (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $0 for the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $987,256,000 and $1,037,975,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $346,871,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $2,956,678,000. Net unrealized gain aggregated $460,961,000 at period-end, of which $621,466,000 related to appreciated investments and $160,505,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $830,000 for T. Rowe Price Services, Inc.; and $56,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 17, 2017